UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022 (February 8, 2022)

Evergreen Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41271	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

15-04, The Pinnacle

Persiaran Lagoon, Bandar Sunway

Petaling Jaya, Selangor, Malaysia

(Address of principal executive offices, including zip code)

+1 786 406 6082

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one redeemable warrant	EVGRU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	EVGR	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	EVGRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On February 8, 2022, the U.S. Securities and Exchange Commission declared the Registration Statement on Form S-1 (File No. 333-262109) (the “Registration Statement”), relating to the initial public offering (the “IPO”) of Evergreen Corporation (the “Company”), effective. On February 11, 2022, the Company consummated the IPO of 10,000,000 units (the “Units”), at an offering price of $10.00 per Unit. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (the “Class A Ordinary Shares”), and one warrant (the “Public Warrants”), each whole Public Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share. The underwriters exercised their over-allotment option in full for an additional 1,500,000 Units at the time of the closing of the IPO. As a result, the aggregate gross proceeds of the IPO, including the over-allotment, are $115,000,000, prior to deducting underwriting discounts, commissions, and other IPO expenses.

Further, in connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated February 8, 2022, by and among the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the underwriters named therein, which contains customary representations and warranties and indemnification of the underwriters by the Company;

●	a Private Placement Unit Purchase Agreement, dated February 8, 2022, between the Company and Evergreen LLC (the “Sponsor”), pursuant to which the Sponsor purchased an aggregate of 532,500 placement units, each consists of one Class A Ordinary Share, $0.0001 par value per share (the “Placement Shares”), and one warrant (the “Placement Warrants”), each whole Placement Warrant entitling the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share (the “Placement Units”);

●	a Warrant Agreement, dated February 8, 2022, between the Company and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agreement”), which sets forth the expiration and exercise price of and procedure for exercising the Warrants; certain adjustment features of the terms of exercise; provisions relating to redemption and cashless exercise of the Warrants; certain registration rights of the holders of Warrants; provision for amendments to the Warrant Agreement; and indemnification of the warrant agent by the Company under the agreement;

●	an Investment Management Trust Agreement, dated February 8, 2022, between the Company and Continental Stock Transfer & Trust Company, as trustee, which establishes the trust account that will hold the net proceeds of the IPO and certain of the proceeds of the sale of the Placement Units, and sets forth the responsibilities of the trustee; the procedures for withdrawal and direction of funds from the trust account; and indemnification of the trustee by the Company under the agreement;

●	a Registration Rights Agreement, dated February 8, 2022, by and among the Company and the Sponsor, and certain directors and officers of the Company, which provides for customary demand and piggy-back registration rights for the Sponsor and customary piggy-back registration rights for such directors;

●	a Letter Agreement, dated February 8, 2022, by and among the Company, the Sponsor and each of the officers and directors of the Company, pursuant to which the Sponsor and each officer and director of the Company has agreed to vote any Class A Ordinary Shares held by him in favor of the Company’s initial business combination; to facilitate the liquidation and winding up of the Company if an initial business combination is not consummated within 12 months (subject to extension to up to 18 months) from the closing of the IPO; to certain transfer restrictions with respect to the Company’s securities; and to certain indemnification obligations of the Sponsor;

●	an Administrative Services Agreement, dated February 8, 2022, by and between the Company and the Sponsor, pursuant to which the Sponsor has agreed to make available office space and certain administrative and support services, as may be required by the Company from time-to-time, for $10,000 per month until the Company’s initial business combination or liquidation; and
●	an Indemnification Agreement, dated February 8, 2022, by and among the Company and the directors and officers of the Company, pursuant to which the Company will indemnify the officer and directors in accordance with the terms thereto.

The above descriptions are qualified in their entirety by reference to the full text of the applicable agreement, each of which is incorporated by reference herein and filed herewith as Exhibits 1.1, 10.3, 4.4, 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 respectively.

Item 3.02. Unregistered Sales of Equity Securities.

On February 11, 2022, simultaneously with the consummation of the IPO, the Company completed a private placement of an aggregate of 532,500 units (the “Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $5,325,000 (the “Private Placement”). The Placement Units are identical to the Units sold as part of the public Units in this offering, except as described in the Company’s Registration Statement and prospectus, including in part that the initial purchasers agreed not to transfer, assign or sell any of the Placement Units or underlying securities (except in limited circumstances, as described in the prospectus) until the completion of the Company’s initial business combination. Such initial purchasers were granted certain demand and piggyback registration rights in connection with the purchase of the Placement Units. The Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 8.01. Other Events.

A total of $116,725,000 of the proceeds from the IPO and the Private Placement (which amount includes $4,025,000 of the underwriters’ deferred discount) was placed in a U.S.-based trust account, maintained by Continental Stock Transfer & Trust Company, acting as trustee, on February 8, 2022. Except with respect to interest earned on the funds held in the trust account that may be released to us to pay our taxes, our amended and restated memorandum and articles of association will provide that the proceeds from this offering and the sale of the placement units, will not be released from the trust account until the earliest of (a) the completion of our initial business combination, (b) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association to (i) modify the substance or timing of our obligation to provide for the redemption of our public shares in connection with an initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 12 months from the closing of this offering (subject to two three-month extensions of time by depositing into the trust account for each three month extension $1,000,000, or $1,150,000 if the underwriters’ over-allotment option is exercised in full ($0.10 per unit in either case) or (ii) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity, and (c) the redemption of our public shares if we are unable to complete our initial business combination within 12 months from the closing of this offering (subject to two three-month extensions of time by depositing into the trust account for each three month extension $1,000,000, or $1,150,000 if the underwriters’ over-allotment option is exercised in full ($0.10 per unit in either case), subject to applicable law.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated as of February 8, 2022, between the Company and EF Hutton, division of Benchmark Investments, LLC

4.4	Warrant Agreement, dated as of February 8, 2022, between Continental Stock Transfer & Trust Company and the Company

10.1	Investment Management Trust Agreement, dated as of February 8, 2022, between Continental Stock Transfer & Trust Company and the Company

10.2	Registration Rights Agreement, dated as of February 8, 2022, among the Company, Evergreen LLC and certain directors of the Company

10.3	Private Placement Unit Purchase Agreement, dated as of February 8, 2022, between the Company and Evergreen LLC

10.4	Letter Agreement, dated as of February 8, 2022, among the Company, Evergreen LLC and each of the officers and directors of the Company

10.5	Administrative Services Agreement, dated as of February 8, 2022, between the Company and Evergreen LLC

10.6	Indemnification Agreement, dated as February 8, 2022, between the Company and the directors and officers of the Company

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 14, 2022

EVERGREEN CORPORATION

By:	/s/ Liew Choon Lian
Liew Choon Lian
Chief Executive Officer